Exhibit 99.1

                             JOINT FILING AGREEMENT

           The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


      March 23, 1999                           *
      --------------            --------------------------------------------
           Date                 Thomas O. Hicks

                                 *By: /s/ Michael D. Salim
                                      --------------------------------------
                                      Michael D. Salim,
                                      Attorney-in-Fact


                                 HICKS, MUSE FUND II INCORPORATED

                                 By:  /s/ Michael D. Salim
                                      --------------------------------------
                                      Name: Michael D. Salim
                                      Title: Chief Financial and
                                             Administrative Officer



                                 HICKS, MUSE GP PARTNERS, L.P.

                                 By: HICKS, MUSE FUND II INCORPORATED,
                                     its general partner

                                 By:  /s/ Michael D. Salim
                                      --------------------------------------
                                      Name: Michael D. Salim
                                      Title: Chief Financial and
                                             Administrative Officer






                                   Page 99-1

                              HM2/GP PARTNERS, L.P.

                              By: HICKS, MUSE GP PARTNERS, L.P.,
                                  its general partner

                                  By: HICKS, MUSE FUND II INCORPORATED,
                                      its general partner

                                  By: /s/ Michael D. Salim
                                      -------------------------------------
                                      Name: Michael D. Salim
                                      Title: Chief Financial and
                                             Administrative Officer



                                 HICKS, MUSE, TATE & FURST EQUITY FUND II, L.P.

                                 By: HM2/GP PARTNERS, L.P., its general partner

                                 By: HICKS, MUSE GP PARTNERS, L.P., its
                                     general partner

                                 By: HICKS, MUSE FUND II INCORPORATED,
                                     its general partner

                                 By:  /s/ Michael D. Salim
                                      -------------------------------------
                                      Name: Michael D. Salim
                                      Title: Chief Financial and
                                             Administrative Officer






                                   Page 99-2

                                HM2/HMW, L.P.

                                By: HICKS, MUSE, TATE & FURST EQUITY
                                    FUND II, L.P., its general partner

                                By: HM2/GP PARTNERS, L.P., its general partner

                                By: HICKS, MUSE GP PARTNERS, L.P., its
                                   general partner

                                By: HICKS, MUSE FUND II INCORPORATED, its
                                    general partner

                                By: /s/ Michael D. Salim
                                    ---------------------------------------
                                    Name: Michael D. Salim
                                    Title: Chief Financial and
                                           Administrative Officer



                                 HM2/CHANCELLOR, L.P.

                                 By: HM2/CHANCELLOR GP, L.P., its general
                                     partner

                                 By: HM2/CHANCELLOR HOLDINGS, INC.,
                                     its general partner

                                 By:                    *
                                    ---------------------------------------
                                    Name: Thomas O. Hicks
                                    Title: President


                                 *By: /s/ Michael D. Salim
                                      --------------------------------------
                                      Michael D. Salim,
                                      Attorney-in-Fact


                                   Page 99-3

                                 HM2/CHANCELLOR GP, L.P.

                                 By: HM2/CHANCELLOR HOLDINGS, INC.,
                                     its general partner


                                 By:                    *
                                     ---------------------------------------
                                     Name: Thomas O. Hicks
                                     Title: President


                                 *By: /s/ Michael D. Salim
                                      ---------------------------------------
                                      Michael D. Salim,
                                      Attorney-in-Fact


                                 HM2/CHANCELLOR HOLDINGS, INC.

                                 By:                    *
                                     ---------------------------------------
                                     Name: Thomas O. Hicks
                                     Title: President


                                 *By: /s/ Michael D. Salim
                                     ---------------------------------------
                                     Michael D. Salim,
                                     Attorney-in-Fact


                                  HM4 CHANCELLOR, L.P.

                                  By: HICKS, MUSE FUND IV LLC, its general
                                      partner


                                  By: /s/ Michael D. Salim
                                     ---------------------------------------
                                     Name: Michael D. Salim
                                     Title: Chief Financial and
                                            Administrative Officer


                                  HICKS, MUSE FUND IV LLC

                                  By: /s/ Michael D. Salim
                                     ---------------------------------------
                                     Name: Michael D. Salim
                                     Title: Chief Financial and Administrative
                                            Officer


                                   Page 99-4